UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant  ☑                                                                                                           Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

CARDIOTECH INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11:

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, MA 01887
www.cardiotech-inc.com
info@cardiotech-inc.com

September ___, 2008

To the Stockholders of CardioTech International, Inc.:

CardioTech International, Inc. (the “Company”) is pleased to send you the enclosed notice of the Annual Meeting of Stockholders (the “Meeting”) to be held Wednesday, October 15, 2008, at 10:00 a.m. (EST) at the offices of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)	To elect one (1) Class III Director to hold office until his successor shall be elected and shall have qualified;

(2)	To amend the Company’s Certificate of Incorporation (the “Charter”) to change the name of the Company to AdvanSource Biomaterials Corporation;

(3)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

Please review the Company’s Proxy Statement and Annual Report on Form 10-K carefully.  If you have any questions regarding these materials, please do not hesitate to call me at (978) 657-0075.

Sincerely yours,

/s/ Michael F. Adams

Michael F. Adams
President and Chief Executive Officer
CardioTech International, Inc.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE VOTE BY COMPLETING AND SIGNING A PROXY CARD AND RETURNING IT PROMPTLY TO THE COMPANY, BY TELEPHONE AT 800-690-6903 OR BY INTERNET AT WWW.PROXYVOTE.COM, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, MA 01887

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 15, 2008

The Annual Meeting of Stockholders (the “Meeting”) of CardioTech International, Inc. (the “Company”) will be held Wednesday, October 15, 2008, at 10:00 a.m. (EST) at the offices of the Company located at 229 Andover Street, Wilmington, MA 01887, for the following purposes:

(1)	To elect one (1) Class III Director to hold office until his successor shall be elected and shall have qualified;

(2)	To amend the Company’s Certificate of Incorporation (the “Charter”) to change the name of the Company to AdvanSource Biomaterials Corporation.; and

(3)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

The Board has fixed the close of business on August 18, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting and only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote and act at, the Meeting.

For a period of ten (10) days prior to the Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours.  A stockholders list will also be available for inspection at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 15, 2008:

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Proxy Statement, a form of Proxy Card, and the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 are available at www.advbiomaterials.com/annual_report.html.

•
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before October 1, 2008 to facilitate timely delivery:

o	By Internet at www.proxyvote.com.

o	By telephone at 800-579-1639; or

o	By e-mail at sendmaterial@proxyvote.com.

Stockholders are cordially invited to attend the Meeting in person.  However, please vote by completing and signing a proxy card and returning it promptly to the Company; by telephone at 800-690-6903; or by internet at www.proxyvote.com.  If you choose, you may still vote in person at the Meeting even though you previously voted by submitting a proxy card, by telephone or internet.

By Order of the Board of Directors,

/s/ Eric G. Walters

Eric G. Walters, Secretary

Wilmington, Massachusetts
September ___, 2008

CARDIOTECH INTERNATIONAL, INC.
229 Andover Street
Wilmington, Massachusetts 01887
(978) 657-0075

PROXY STATEMENT
For the 2008 Annual Meeting of Stockholders to be Held on October 15, 2008

GENERAL MATTERS

This proxy is solicited by the Board of Directors (the “Board”) of CardioTech International, Inc., a Delaware corporation (the “Company” or “CardioTech”), a Delaware corporation, for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the office of the Company at 229 Andover Street, Wilmington, Massachusetts 01887 on Wednesday, October 15, 2008, at 10:00 a.m., local time, and at any adjournments or postponements of that meeting.

Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions.  If no instructions are given in a properly executed proxy, the shares shall be voted in favor of all of the matters set forth in the Company’s Notice of 2008 Annual Meeting of Stockholders.

The Company’s Notice of 2008 Annual Meeting of Stockholders, this Proxy Statement, a form of Proxy Card, and the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 are available at www.advbiomaterials.com/annual_report.html.   You may also request copies of these materials by telephone at 800-579-1639 or by e-mail at sendmaterial@proxyvote.com.

Quorum and Vote Requirement

On August 18, 2008, the record date for the determination of stockholders entitled to notice and to vote at the Annual Meeting (the “Record Date”), there were issued and outstanding and entitled to vote an aggregate of __________ shares of common stock of CardioTech, $0.001 par value per share (“Common Stock”).  Each share of Common Stock is entitled to one vote.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.  The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on each matter presented at the Annual Meeting shall constitute a quorum for such matter.  Shares of Common Stock present in person or represented by proxy will be counted for purposes of determining whether a quorum exists for a matter presented at the Annual Meeting.  Shares that abstain from voting as to a particular matter, and broker non-votes will each be counted as present for purposes of determining whether a quorum is present at the Meeting.  A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.  The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock as of the Record Date is required for the approval of the amendment to the Company’s Charter.

Abstentions will have no effect on the outcome of the election of directors, but will be counted as a vote AGAINST the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2008 and AGAINST the amendment to the Company’s Charter.  Broker non-votes will have no effect on the outcome of the election of directors or the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm but will be counted as a vote AGAINST the amendment to the Company’s Charter.  Under Rule 577 of the American Stock Exchange (the “AMEX”), which governs brokers who are voting with respect to shares held in street name, a broker may have the discretion to vote such shares on routine matters, such as the election of directors and the ratification of independent registered public accountants, and other matters that do not involve a merger, consolidation or any matter which may affect substantially the rights or privileges of stockholders.  Accordingly, brokers will have the discretion to vote a proxy without instructions from the record holder for all three proposals to be voted on at the Meeting.

Solicitation of Proxies

All costs of solicitation of proxies will be borne by CardioTech.  In addition to solicitations by mail, CardioTech’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews and CardioTech reserves the right to retain outside agencies for the purpose of soliciting proxies.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and CardioTech will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of the Company’s Notice of 2008 Annual Meeting of Stockholders may have been sent to multiple stockholders in the same household.  The Company will promptly deliver a separate copy of the Company’s Notice of 2008 Annual Meeting of Stockholders, the Proxy Statement, the form of Proxy Card and the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 to any stockholder upon request by writing or calling the Company at the following address or phone number:  CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887, Attention: Investor Relations or by calling (978) 657-0075.  Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact the Company at the above address and phone number.

Revoking a Previously Delivered Proxy

A proxy that is properly submitted may be revoked at any time before it is exercised.  For a stockholder “of record,” meaning one whose shares are registered in his or her own name, to revoke a proxy, the stockholder may either: (i) send another signed proxy card with a later date to the address indicated on the proxy card; (ii) send a letter revoking the stockholder’s proxy to our Secretary at our principal address; (iii) cast his vote by telephone or internet; or (iv) attend the Annual Meeting and vote in person.

A “beneficial holder’ whose shares are registered in another name, for example in “street name,” must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke a proxy.  You should contact the holder of record directly for more information on these procedures.

Voting in Person

Stockholders of record that attend the Annual Meeting and wish to vote in person will be given a ballot at the meeting.  If your shares are held in “street name,” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the meeting.

Cumulative Voting

The holders of shares of the Company’s Common Stock are not entitled to any cumulative voting under Delaware law.

Appraisal Rights

Under Delaware law, the holders of shares of the Company’s common stock will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to Section 141(d) of the Delaware General Corporation Law and Section A of the Fifth Article of the Company’s Charter, the Board is currently divided into three (3) classes having staggered terms of three (3) years each.  Under Article III, Section 1 of the Company’s By-laws, the Board may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof.  The Board has fixed at one (1) the number of Class III Directors to be elected at the Meeting.  At the Meeting, the stockholders will be asked to elect Mr. Jeremiah E. Dorsey as a Class III Director to serve in such capacity until the 2011 Annual Meeting or until his successor is duly elected and qualified.

The affirmative vote of holders of a plurality of votes cast by stockholders entitled to vote is required for the election of directors.  Abstentions and broker non-votes will have no effect on the outcome of the election of directors.  It is the intention of the persons named in the enclosed proxy to vote to elect the nominee named above, who is an incumbent director and has consented to serve if elected.

Board Recommendation

The Board believes the election of Jeremiah E. Dorsey as a Class III Director of the Company for the ensuing three (3) years is in the best interests of the Company and its stockholders and recommends a vote FOR such nominee.

The Nominee and Directors of the Company are as follows:

Name	Age	Class	Position
Michael F. Adams	52	I	Director President & Chief Executive Officer
William O'Neill, Jr.	66	II	Director Chairman of the Board
Anthony J. Armini, Ph.D.	70	I	Director
Michael L. Barretti	63	II	Director
Jeremiah E. Dorsey	63	III	Nominee for Director*

*  Nominees for election as a director at this Meeting.

There are no family relationships between any director, executive officer, or person nominated or chosen to become a director or executive officer.

Nominee for Election of Class III Director Whose Term Expires at the 2011 Annual Meeting

Mr. Jeremiah E. Dorsey has been a director of CardioTech since May 2004.  Mr. Dorsey retired in 2002.  From 1992 to 2002, Mr. Dorsey was President and Chief Operating Officer of The West Company (Lionville, PA), a leading supplier of components to the pharmaceutical, medical device and dental businesses.  From 1990 to 1992, Mr. Dorsey was President and Chief Executive Officer of Foster Medical (Waltham, MA), a supplier of hospital equipment.  From 1988 to 1990, he was President of Towles Housewares Company (Newburyport, MA), and Vice President and Board Member of J&J Dental Products Company (East Windsor, NJ), a world leader in composite materials, dental amalgams, cleaning and polishing products.  Mr. Dorsey received a BA from Assumption College and an MBA from Fairleigh Dickinson University.

Directors Continuing in Office

The following individuals are continuing directors and are not standing for election this year:

Continuing Class I Directors Whose Terms Expire at the 2009 Annual Meeting

Mr. Michael F. Adams has been a director of CardioTech since May 1999.  Mr. Adams was appointed as President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was the Company’s Vice President of Regulatory Affairs & Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Dr. Anthony J. Armini has been a director of CardioTech since August 2000.  Dr. Armini has been the President, Chief Executive Officer, and Chairman of the Board of Directors of Implant Science Corporation since 1984.  From 1972 to 1984, prior to founding Implant Sciences, Dr. Armini was Executive Vice President at Spire Corporation.  From 1967 to 1972, Dr. Armini was a Senior Scientist at McDonnell Douglas Corporation.  Dr. Armini received his Ph.D. in nuclear physics from the University of California, Los Angeles in 1967.  Dr. Armini is the author of eleven patents, fifteen patents pending and fourteen publications in the field of implant technology.  Dr. Armini has over thirty years of experience working with cyclotrons and linear accelerators, the production and characterization of radioisotopes, and over years experience with ion implantation in the medical and semiconductor fields.

Continuing Class II Directors Whose Terms Expire at the 2010 Annual Meeting

Mr. William J. O’Neill, Jr. has been a director of CardioTech since May 2004 and was appointed as Chairman on August 7, 2006.  Mr. O’Neill is currently the Dean of the Frank Sawyer School of Management at Suffolk University in Boston, Massachusetts.  Prior to this appointment, Mr. O’Neill spent thirty years (1969-1999) with the Polaroid Corporation, where he held the positions of Executive Vice President of the Corporation, President of Corporate Business Development, and Chief Financial Officer.  He was also Senior Financial Analyst at Ford Motor Company.  Mr. O’Neill was a Trustee at the Dana Farber Cancer Institute, and is currently a member of the Massachusetts Bar Association, a member of the Board of Directors of the Greater Boston Chamber of Commerce, and serves on the Board of Directors of Concord Camera and EDGAR Online, Inc.  He earned a BA at Boston College in mathematics, a MBA in finance from Wayne State University, and a JD from Suffolk University Law School.

Mr. Michael L. Barretti has been a director of CardioTech since January 1998.  Mr. Barretti is the executive in residence and professor of marketing at Suffolk University in Boston.  Mr. Barretti has been the President of Cool Laser Optics, Inc., a company which commercializes optical technology specific to the medical laser industry, since July 1996.  From September 1994 to July 1996, Mr. Barretti was Vice President of Marketing for Cynosure, Inc., a manufacturer of medical and scientific lasers.  From June 1987 to September 1994, Mr. Barretti was a principal and served as Chief Executive Officer of NorthFleet Management Group, a marketing management firm serving the international medical device industry.  From January 1991 to May 1994, Mr. Barretti also acted as President of Derma-Lase, Inc., the U.S. subsidiary of a Glasgow, Scotland supplier of solid-state laser technologies to the medical field.  Mr. Barretti received his BA from St. Johns University and an MBA from Suffolk University.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance and Guidelines

CardioTech’s Board of Directors has long believed that good corporate governance is important to ensure that CardioTech is managed for the long-term benefit of stockholders.  During the past year, CardioTech’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and recently revised SEC rules and regulations.  This section describes key corporate governance guidelines and practices that the Company has adopted.  Complete copies of the corporate governance guidelines, committee charters and code of ethics described below are available on the Company’s website at www.cardiotech-inc.com, and any amendments to any of the foregoing corporate governance documents or any waivers of our code of conduct will be posted on the Company’s website.  Alternatively, you can request a copy of any of these documents by writing to the Vice President and Chief Financial Officer, 229 Andover Street, Wilmington, MA 01887.

The Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve in the best interests of the Company and its stockholders.  These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of the Company;

•	a majority of the members of the Board shall be independent directors;

•	the non-management directors meet regularly in executive session; and

•	directors have full and free access to management and, as necessary and appropriate, independent advisors.

Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 121 of the American Stock Exchange (the “AMEX”) Company Guide.  In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that, each of the Company’s non-management directors, namely Messrs. O’Neill, Barretti, Armini and Dorsey, qualifies as “independent” under the Amex Exchange Company Guide.

Board Attendance

The Board met five (5) times during the year ended March 31, 2008.  Each director attended in excess of 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 2008.  All directors attended the 2007 Annual Meeting of the Company.  The non-management members of the Board regularly meet, without any members of management present, at each scheduled Board of Directors meeting.  In addition, the members of the Board and its committees acted by unanimous written consent four (4) times during the year ended March 31, 2008 pursuant to Delaware law.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  The membership of each, as of July 31, 2008, is indicated in the table below.

Directors	Audit	Compensation	Nominating/ Corporate Governance
William J. O'Neill, Jr.	Chair
Michael L. Barretti		Chair	X
Anthony J. Armini	X	X
Jeremiah E. Dorsey	X	X	Chair

The Board of Directors has determined that all of the members of each committee are independent as defined under the AMEX Company Guide, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act.  In addition, all of the members of the Audit Committee are independent as defined by the AMEX Company Guide that apply to the Company until the date of the Annual Meeting and otherwise satisfy the Amex Exchange eligibility requirements for Audit Committee membership.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Board has designated from among its members Mr. William J. O’Neill, Jr., Dr. Anthony J. Armini, and Mr. Jeremiah E. Dorsey as the members of the Audit Committee.  The primary functions of the Audit Committee are to represent and assist the Board of Directors with the oversight of:

•	appointing, approving the compensation of, and assessing the independence of the Company’s independent auditors;

•	overseeing the work of the Company’s independent auditors, including through the receipt and consideration of certain reports from the independent auditors;

•	reviewing and discussing with management and the independent auditors the Company’s annual and quarterly financial statements and related disclosures;

•	coordinating the Board of Director’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct and ethics;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with the Company’s internal auditing staff, independent auditors and management; and

•	preparing the audit committee report required by Item 407(d)(3) of Regulation S-K.

The Board of Directors has determined that Mr. O’Neill is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and is independent under Section 121A and 121B of the Amex Exchange Company Guide.  Mr. O’Neill also acts as the Chairman of the Audit Committee.

During the fiscal year ended March 31, 2008, the Audit Committee met five (5) times.  The responsibilities of the Audit Committee are set forth in its written charter, which is posted on the Company’s website at www.cardiotech-inc.com under the “Investors – Corporate Governance” section.

Compensation Committee

The Compensation Committee consists of Michael L. Barretti, chairman, Jeremiah E. Dorsey and Anthony J. Armini.  The Compensation Committee is responsible for implementing the Company's compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company's incentive programs, including the Company's equity compensation plans.  The Board of Directors has determined that each of the members of the Compensation Committee is an “independent” director within the meaning of the Amex listing standards and meets the independence requirements of Section 162(m) of the Internal Revenue Code, as amended.  The Compensation Committee met one time in fiscal 2008.

Compensation is paid to the Company's executive officers in both fixed and discretionary amounts which are established by the Board of Directors based on existing contractual agreements and the determinations of the Compensation Committee.  Pursuant to its charter, the responsibilities of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company's senior executive officers; (ii) review and analyze the appropriateness and adequacy of the Company’s annual, periodic or long-term incentive compensation programs and other benefit plans and administer those compensation programs and benefit plans; and (iii) review and recommend compensation for directors, consultants and advisors.  Except for the delegation of authority to the Chief Executive Officer to grant certain de minimus equity compensation awards to non-executive employees of the Company, the Compensation Committee has not delegated any of its responsibilities to any other person.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s responsibilities include identifying individuals qualified to become Board members; recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees; and reviewing and making recommendations to the Board with respect to management succession planning.  During the fiscal year ended March 31, 2008, the Nominating/Corporate Governance Committee met once in a joint meeting with the full Board of Directors in connection with the unanimous approval by the Board of Directors of the nominee for election as Class II Director at the Company’s 2007 annual meeting of stockholders held on October 16, 2007.  The responsibilities of the Nominating/Corporate Governance Committee are set forth in its written charter, which is posted on the Company’s website at www.cardiotech-inc.com under the “Investors – Corporate Governance” section.

Director Nomination Procedures

The nominating committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise.  In the event that vacancies are anticipated or otherwise arise, the committee utilizes a variety of methods for identifying and evaluating director candidates.  Candidates may come to the attention of the committee through current directors, professional search firms, stockholders or other persons.  Once the committee has identified a prospective nominee, the committee will evaluate the prospective nominee in the context of the then current constitution of the Board of Directors and will consider a variety of other factors, including the prospective nominee’s business, finance and financial reporting experience, and attributes that would be expected to contribute to an effective Board of Directors.  The committee seeks to identify nominees who possess a wide range of experience, skills, areas of expertise, knowledge and business judgment.  Successful nominees must have a history of superior performance or accomplishments in their professional undertakings and should have the highest personal and professional ethics and values.  The committee does not evaluate stockholder nominees differently than any other nominee.

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, a discussion of which appears below under the heading “Deadline For Submission of Stockholder Proposals.”  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were attached as an exhibit to our Report on Form 10 filed on May 10, 1996.  A copy of our bylaws will be provided upon written request.

Code of Conduct and Ethics

The Company has adopted a code of ethics that applies to its chief executive officer, chief financial officer, and vice president of finance.  The code of ethics is posted on the Company’s website at www.cardiotech-inc.com.  The Company intends to include on its website any amendments to, or waivers from, a provision of its code of ethics that applies to the Company’s chief executive officer, chief financial officer, or vice president of finance that relates to any element of the code of ethics definition enumerated in Item 406 of Regulation S-K.

Stockholder Communications with the Board of Directors

Pursuant to procedures set forth in our bylaws, our nominating committee will consider stockholder nominations for directors if we receive timely written notice, in proper form, of the intent to make a nomination at a meeting of stockholders.  To be timely, the notice must be received within the time frame identified in our bylaws, discussed below.  To be in proper form, the notice must, among other matters, include each nominee’s written consent to serve as a director if elected, a description of all arrangements or understandings between the nominating stockholder and each nominee and information about the nominating stockholder and each nominee.  These requirements are detailed in our bylaws, which were filed as Appendix D to our definitive proxy statement on Schedule 14A as filed with the SEC on August 30, 2007.  A copy of our bylaws will be provided upon written request.

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Stockholders who wish to send communications on any topic to the Board should address such communications to Board of Directors c/o Vice President and Chief Financial Officer, CardioTech International, Inc., 229 Andover Street, Wilmington, MA 01887.

EXECUTIVE OFFICERS

The executive officers, their ages and positions at CardioTech as well as certain biographical information of these individuals, are set forth below.  The ages of the individuals are provided as of July 31, 2008.

Name	Age	Position	Officer Since
Michael F. Adams	52	President, Chief Executive Officer and Director	2006
Eric G. Walters	56	Vice President & Chief Financial Officer	2005
Andrew M. Reed, Ph.D.	55	Vice President of Science & Technology	2006

Mr. Michael F. Adams has been a director of CardioTech since May 1999.  Mr. Adams was appointed as President & Chief Executive Officer on August 7, 2006.  From April 1, 2006 until August 7, 2006, Mr. Adams was the Company’s Vice President of Regulatory Affairs and Business Development.  Prior to April 2006, Mr. Adams was the Vice President of PLC Systems, Inc.  Prior to joining PLC Systems in September 2000, Mr. Adams was Vice President of Assurance Medical, Inc.  Prior to joining Assurance Medical in June 1999, Mr. Adams was the Chief Operating Officer and Vice President of Regulatory Affairs and Quality Assurance of CardioTech from June 1998 to May 1999.  From November 1994 through June 1998, Mr. Adams served as the Vice President of Cytyc Corporation.  Mr. Adams received a BS from the University of Massachusetts.

Mr. Eric G. Walters has been our Vice President & Chief Financial Officer since October 2005.  Prior to joining us, Mr. Walters from October 2004 through September 2005 served as Vice President and Chief Financial Officer at Konarka Technologies, Inc., a developer of light-activated plastic (photovoltaic) material.  Prior to joining Konarka, Mr. Walters served in various capacities at PolyMedica Corporation during a 13-year period, including Executive Vice President and Chief Financial Officer.  Mr. Walters, a CPA, is a Member of the American Institute of Certified Public Accountants, a Fellow of the Massachusetts Society of Certified Public Accountants, and a Member in Financial Executives International.  Mr. Walters serves as a Director and the Chairman of the Audit Committee of the Board of Directors of MFIC Corporation since November 2005; and as a member of the Board of Directors of CorNova Inc., a privately-held development stage company.  Mr. Walters received his BS degree from Colgate University and a Certificate in Accounting from Bentley College.

Dr. Andrew M. Reed has been our Vice President of Science & Technology since April 2006.  Prior to April 2006, Dr. Reed was Executive Vice President of CCS Medical a direct to patient provider of diabetic, respiratory, ostomy and wound care supplies.  From 1999 to 2005 he was Chief Operating Officer and Vice President of Gericare Providers, Inc. a supplier of wound care products for patient in-home use.  He was President of Innovative Technologies (US), Inc. the US Division of a UK based private label manufacturer of proprietary wound care products from 1997 through 1999.  From 1990 to 1997, Dr. Reed held management positions of increasing responsibilities at PolyMedica Corporation, a direct to consumer diabetic, pharmaceutical and wound care product manufacturer and provider, including Vice President of Research and Development and President of PolyMedica Wound Care Company.  Dr. Reed was responsible for research and development and manufacturing functions.  Earlier in his career, Dr. Reed was a Senior Research Chemist at Millipore Corporation.  Dr. Reed is the holder of several U.S. Patents, primarily in the area of polyurethane and wound dressing technologies, and is the co-inventor of ChronoFlex®.  Dr. Reed received his Ph.D. in Polymer Chemistry from the University of Liverpool, UK.  He is the author and co-author of numerous published scientific papers.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock, as of June 16, 2008, of (i) each person known by us to beneficially own five percent (5%) or more of such shares; (ii) each of our directors and executive officers named in the Summary Compensation Table; and (iii) all of our current executive officers, directors, and significant employees as a group.  Except as otherwise indicated, all shares are beneficially owned, and the persons named as owners hold investment and voting power.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.  Under this rule, certain shares may be deemed to be beneficially owned by more than one person, if, for example, persons share the power to vote or the power to dispose of the shares.  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares, for example, upon exercise of an option or warrant, within sixty (60) days of June 16, 2008.  In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person, and only such person, by reason of such acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class (2)
Executive Officers and Directors
Michael F. Adams (3)	367,972	1.7%
Michael L. Barretti (4)	223,448	1.1%
Anthony J. Armini, Ph.D. (5)	156,020	*
William J. O'Neill, Jr. (6)	92,500	*
Jeremiah E. Dorsey (7)	103,752	*
Eric G. Walters (8)	218,750	1.0%
Andrew M. Reed, Ph.D. (9)	212,500	1.0%
All executive officers and directors as a group (8 persons) (10)	1,374,942	6.4%

*      Less than 1%

(1)	Unless otherwise indicated, the business address of the stockholders named in the table above is CardioTech International, Inc. 229 Andover Street, Wilmington, MA 01887.

(2)	Based on 21,067,313 outstanding shares as of June 16, 2008.

(3)	Includes 367,589 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(4)	Includes 207,243 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(5)	Includes 150,020 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(6)	Includes 92,500 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(7)	Includes 103,752 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(8)	Includes 218,750 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(9)	Includes 212,500 shares of common stock, which may be purchased within sixty (60) days of June 16, 2008 upon the exercise of stock options.

(10)	See footnotes (3) through (9).

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning compensation for services rendered to the Company in all capacities for the fiscal years ended March 31, 2008 and 2007 by our Chief Executive Officer, Chief Financial Officer, other most highly compensated executive officers and a former executive officer whose total compensation exceeded $100,000 in fiscal 2008.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Option Awards ($) (1)	All Other Compensation ($) (2)		Total ($)
Named Executive Officers
Michael F. Adams President & CEO	2008	$279,231	$-		$109,374	$17,075	(3)	$405,680
	2007	$210,452	$-		$-	$9,533	(3)	$219,985

Eric G. Walters Vice President & CFO	2008	$189,615	$-		$19,031	$14,526	(4)	$223,172
	2007	$173,247	$-		$-	$13,600	(4)	$186,847

Andrew M. Reed, Ph.D. Vice President of Science & Technology	2008	$171,923	$-		$12,687	$2,121		$186,731
	2007	$138,482	$-		$-	$1,519		$140,001

Former Executive Officer
Philip A. Beck (5) Vice President & General Manager, CDT	2008	$188,400	$70,000	(6)	$-	$50,072	(7)	$238,472
	2007	$76,085	$-		$25,115	$663		$101,863

(1)
The amount reported in this column for the Named Executive Officer represents the dollar amount recognized for financial statement reporting purposes in fiscal 2008, determined in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Compensation.”  See Note A of Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for fiscal year 2008 for the assumptions used in determining the value of such awards.

(2)	All other compensation includes, but is not limited to, premiums paid by the Company for disability and group term life insurance for all named executive officers and a former executive officer.

(3)
All other compensation of Mr. Adams is composed of $2,130 and $1,437 in premiums paid by the Company for disability and group term insurance and personal use of leased vehicles in the amount of $14,945 and $8,096 for the years ended March 31, 2008 and 2007, respectively.

(4)
All other compensation of Mr. Walters is composed of $2,521 and $1,595 in premiums paid by the Company for disability and group term insurance and personal use of leased vehicles in the amount of $12,005 and $12,005 for the years ended March 31, 2008 and 2007, respectively.

(5)
The Company entered into an employment agreement with Phil A. Beck on October 12, 2006 pursuant to which Mr. Beck will serve as Vice President and General Manager, CDT.  In connection with the sale of CDT on March 28, 2008, Mr. Beck’s employment agreement was assumed by the buyer of CDT.  Mr. Beck receives an annual base salary of $180,000, plus a car allowance of $8,400.  Mr. Beck may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.  Mr. Beck’s employment agreement is further described in “Executive Compensation – Employment Agreements.”

(6)
On January 7, 2008, we entered into a letter agreement with Phil Beck which provided for (i) the payment of a finder’s fee in the amount of $48,000 as compensation for his services locating a purchaser of CDT, which is included in “All Other Compensation”, and (ii) a retention bonus of $70,000 to ensure his continued service to the Company through the completion of the sale of CDT, in each case payable upon the completion of the sale of CDT.  The retention bonus was earned on March 28, 2008, the date that we completed the sale of CDT.

(7)
Amount includes: i) $48,000 finder’s fee as compensation for Mr. Beck’s services locating a purchaser of CDT that was earned on March 28, 2008, the date that we completed the sale of CDT; and ii) $2,072 in premiums paid by the Company for disability and group term insurance.

Employment Agreements; Change in Control and Severance Provisions

Terms of Employment Agreement with Named Executive Officers

The Company entered into employment agreements (the “Employment Agreement”) with (i) Michael F. Adams on September 13, 2006, effective August 7, 2006 (the “Adams Agreement”), (ii) Eric G. Walters on April 2, 2006 (the “Walters Agreement”), and (iii) Philip A. Beck on October 12, 2006 (the “Beck Agreement”).

The Adams Agreement provides for Mr. Adams to serve as President & Chief Executive Officer of the Company.  Pursuant to the terms of the Adams Agreement, as amended on July 10, 2007, Mr. Adams is to receive an annual base salary of $290,000, effective April 1, 2007.  Mr. Adams’ salary will be reviewed annually by the Board.  Additionally, Mr. Adams may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Adams Agreement expired on August 6, 2008.  The term of the Adams Agreement is deemed to continue on a month-to-month basis if not expressly extended while Mr. Adams remains employed by the Company.  Mr. Adams and CardioTech each have the right to terminate the Adams Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Adams Agreement without cause, or Mr. Adams terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Adams Agreement within two (2) years following the occurrence of a change in control, Mr. Adams will be entitled to receive severance equal to 2.0 times his annual base salary at termination.  In such event, Mr. Adams will be bound by a non-compete covenant for one (1) year following termination of his employment.

The Walters Agreement provides for Mr. Walters to serve as Vice President and Chief Financial Officer of the Company.  Pursuant to the terms of the Walters Agreement, as amended on July 10, 2007, Mr. Walters is to receive an annual base salary of $195,000, effective April 1, 2007.  Mr. Walters’ salary will be reviewed annually by the Board.  Additionally, Mr. Walters may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Walters Agreement expired on April 1, 2008.  The term of the Walters Agreement is deemed to continue on a month-to-month basis if not expressly extended while Mr. Walters remains employed by the Company.  Mr. Walters and CardioTech each have the right to terminate the Walters Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Walters Agreement without cause, or Mr. Walters terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Walters Agreement within two (2)

years following the occurrence of a change in control, Mr. Walters will be entitled to receive severance equal to 2.0 times his annual base salary at termination.  In such event, Mr. Walters will be bound by a non-compete covenant for one (1) year following termination of his employment.

Terms of Employment Agreement with Former Executive Officer

The Beck Agreement provides for Mr. Beck to serve as Vice President and General Manager, CDT, a wholly-owned subsidiary of the Company.  CDT was sold by the Company on March 28, 2008.  Pursuant to the terms of the Beck Agreement, Mr. Beck is to receive an annual base salary of $180,000.  Mr. Beck will also receive an annual car allowance of $8,400.  Mr. Beck’s salary will be reviewed annually by the President & Chief Executive Officer.  Additionally, Mr. Beck may also be entitled to receive an annual bonus payment in an amount, if any, to be determined by the Compensation Committee of the Board.

The term of the Beck Agreement expired on October 22, 2007.  After such time, the term of the Beck Agreement was deemed to continue on a month-to-month basis if not expressly extended while Mr. Beck remained employed by the Company.  Mr. Beck and CardioTech each have the right to terminate the Beck Agreement at any time, with or without cause, as defined below, upon thirty (30) days prior written notice.  In the event that CardioTech terminates the applicable Beck Agreement without cause, or Mr. Beck terminates his employment for good reason following a change in control, as defined below, or CardioTech fails to renew the Beck Agreement within one (1) year following the occurrence of a change in control, Mr. Beck will be entitled to receive severance equal to 1.0 times his annual base salary at termination.  In such event, Mr. Beck will be bound by a non-compete covenant for one (1) year following termination of his employment.

In connection with the sale of CDT on March 28, 2008, the Beck Agreement was assumed by the buyer and CardioTech obligations under the Beck Agreement ceased.

Employment Agreement Definitions

Good Reason.  “Good Reason” shall mean, during the nine (9) month period following a Change in Control, (1) a good faith determination by the named executive officer that as a result of such Change in Control he is not able to discharge his duties effectively or (2) without the named executive officer’s express written consent, the occurrence of any of the following circumstances: (a) the assignment to the named executive officer of any duties inconsistent (except in the nature of a promotion) with the position in the Company that he held immediately prior to the Change in Control or a substantial adverse alteration in the nature or status of his position or responsibilities or the conditions of his employment from those in effect immediately prior to the Change in Control; (b) a reduction by the Company in the Base Salary as in effect on the date of the Change in Control; (c) the Company’s requiring the named executive officer to be based more than twenty-five (25) miles from the Company’s offices at which he was principally employed immediately prior to the date of the Change in Control except for required travel on the Company’s business to an extent substantially consistent with his present business travel obligations; or (d) the failure by the Company to continue in effect any material compensation or benefit plan in which the named executive officer participates immediately prior to the Change in Control unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the named executive officer’s participation therein (or in such substitute or alterative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of his participation relative to other participants, than existed at the time of the Change in Control.  The named executive officer’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

Change in Control.  A “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than any majority owned subsidiary thereof, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any trustee or other fiduciary of a trust treated for federal income tax purposes as a grantor trust of which the Company is the grantor, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities on any matter which could come before its stockholders for approval; (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Cause.  “Cause” shall mean any of the following:

•
misconduct of the named executive officer during the course of his employment which is materially injurious to the Company and which is brought to the attention of the named executive officer promptly after discovery by the Company, including but not limited to, theft or embezzlement from the Company, the intentional provision of services to competitors of the Company, or improper disclosure of proprietary information, but not including any act or failure to act by the named executive officer that he believed in good faith to be proper conduct not adverse to his duties hereunder;

•	willful disregard or neglect by the named executive officer of his duties or of the Company’s interests that continues after being brought to the attention of the named executive officer;

•	unavailability, except as provided for in Section 3.5 of the Employment Agreement (Disability or Death), of the named executive officer to substantially perform the duties provided for herein;

•	conviction of a fraud or felony or any criminal offense involving dishonesty, breach of trust or moral turpitude during the named executive officer’s employment;

•
the named executive officer’s breach of any of the material terms of the Employment Agreement (including the failure of the named executive officer to discharge his duties in a highly competent manner) or any other agreements executed in connection with the Employment Agreement.

Potential Payments Upon Termination or Change in Control

The following table describes the estimated incremental compensation upon (i) termination by the Company of the Named Executive Officers without Cause, (ii) termination for Good Reason by the Named Executive Officer following a Change in Control, or (iii) failure by the Company to renew the Employment Agreement within two (2) years following the occurrence of a Change in Control.  The estimated incremental compensation assumes the triggering event had occurred on March 31, 2008 .Benefits generally available to all employees are not included in the table.  The actual amount of compensation can only be determined at the time of termination or change in control.

Named Executive Officer	Base Salary Continuation		COBRA Premiums (3)	Life Insurance Premiums (4)	Other
Michael F. Adams	$580,000	(1)	$-	$1,176	$-
Eric G. Walters	390,000	(2)	9,105	1,147	-
Philip A. Beck	-		-	-	118,000	(5)

(1)	Lump-sum payment equal to 2.0 times Mr. Adams’ base salary of $290,000 per annum, the base salary then in effect as of March 31, 2008.

(2)	Lump-sum payment equal to 2.0 times Mr. Walters’ base salary of $195,000 per annum, the base salary then in effect as of March 31, 2008.

(3)
Represents estimated out-of-pocket COBRA health insurance premium expenses incurred by the Named Executive Officers over the six (6) month period following termination to be reimbursed by the Company.  Currently, Mr. Adams does not subscribe to Company provided health benefits.

(4)
Represents estimated life insurance premiums to be paid by the Company on behalf of the Named Executive Officers after termination.  The Company shall continue in full force and effect, at its expense, the life insurance benefits provided in the Employment Agreement for a period of 12 months after termination of the Named Executive Officer’s employment or until the Named Executive Officer becomes employed, whichever occurs first.

(5)	Includes a $70,000 retention bonus and $48,000 finder’s fee relating to the Company’s sale of CDT on March 28, 2008.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table provides information regarding outstanding stock options held by each Named Executive Officer as of the fiscal year ended March 31, 2008.

Named Executive Officers	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date
Michael F. Adams	3,625	-		$0.75	7/28/09
	14,444	-		0.75	7/28/09
	24,500	-		0.50	1/2/10
	19,625	-		2.06	10/25/10
	60,000	-		0.50	1/2/10
	25,000	-		1.10	4/29/11
	25,522	-		1.61	9/30/11
	27,373	-		1.59	10/27/12
	10,000	-		5.40	12/30/13
	2,500	-		5.40	12/30/13
	30,000	-		2.60	2/13/15
	100,000	-	(1)	1.23	10/16/17
	25,000	75,000	(2)	1.23	10/16/17
	367,589	75,000
Eric G. Walters	200,000	-		2.32	10/2/15
	18,750	56,250	(2)	1.23	10/16/17
	218,750	56,250

Andrew M. Reed, Ph.D.	40,000	-		1.10	4/29/11
	160,000	-		2.57	3/19/16
	12,500	37,500	(2)	1.23	10/16/17
	212,500	37,500

	798,839	168,750
(1)	Options vested 100% on October 16, 2007, the date of grant.

(2)	Options will vest at the rate of 25% on October 16, 2007, the date of grant, and 25% on each annual anniversary thereafter ending on October 16, 2010.

(3)	Options granted in fiscal 2008 are also disclosed in the 2008 Grants of Plan-Based Awards Table, including the grant date fair value of these options.

The following table provides information regarding outstanding stock options held by the Former Executive Officer as of the fiscal year ended March 31, 2008.

Named Executive Officers	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable			Option Exercise Price ($)	Option Expiration Date
Philip A. Beck	75,000	75,000	(1)	(2)	$1.64	10/22/16

(1)	Option will vest at the rate of 25% on October 23, 2006, the date of grant, and 25% on each annual anniversary thereafter ending on October 23, 2009.

(2)
Option granted in fiscal 2008 is also disclosed in the 2008 Grants of Plan-Based Awards Table, including the grant date fair value of these options.  The option may be purchased through June 26, 2008, which is the expiration of the exercisability period.

2008 Option Exercises and Stock Vested

During the year ended March 31, 2008, there were no exercises of option awards by any of the Named Executive Officers.

DIRECTORS COMPENSATION

The following table sets forth the annual compensation of CardioTech non-employee directors for fiscal 2008, which consisted of annual cash retainers, including amounts associated with serving as Chairman of the Board and the chair and member of Board committees, and equity awards in the form of options pursuant to the 2003 Stock Option Plan.  Employee directors do not receive any separate compensation for their service on the Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
William J. O'Neill, Jr.	$22,500	$15,312	$-	$37,812
Michael L. Barretti (2)	15,500	15,312	50,000	80,812
Anthony J. Armini, Ph.D.	18,500	15,312	-	33,812
Jeremiah E. Dorsey	-	20,159	-	20,159

(1)
The amount reported in this column for the non-employee director represents the dollar amount recognized for financial statement reporting purposes in fiscal 2008, determined in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Compensation.”  See Note A of Notes to Consolidated Financial Statements set forth in the Company’s Annual Report on Form 10-K for fiscal year 2008 for the assumptions used in determining the value of such awards.

(2)
During fiscal 2007, the Company entered into a consulting agreement with Mr. Barretti for an annualized fee of $50,000.  During the fiscal year ended March 31, 2008, the Company recognized $50,000 of expense related to services incurred under this consulting agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our securities to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of copies of such forms submitted to the Company, we believe that all persons subject to the requirements of Section 16(a) filed such reports on a timely basis in fiscal 2007, except as follows.  In fiscal 2008, Mr. Dorsey received 10 option grants to purchase shares of the Company’s common stock and was late in filing two (2) Forms 4 for these option grants.  In fiscal 2008, Messrs. O’Neill, Barretti and Armini each received one option grant and were late in filing the Forms 4 relating to each of these option grants.

Certain Relationships and Related Transactions

During fiscal 2007, the Company entered into a consulting agreement with Michael L. Barretti, a member of the Board and Chairman of the Compensation Committee, for an annualized fee of $50,000.  During the fiscal years ended March 31, 2008 and 2007, the Company recognized $50,000 and $13,000, respectively, of expense related to services incurred under this consulting agreement, which was recorded as selling, general and administrative expense.

Transactions with related parties, including, but not limited to, members of the Board of Directors, are reviewed and approved by all members of the Board of Directors.  In the event a transaction with a member of the Board is contemplated, the Director having a beneficial interest in the transaction is not allowed to participate in the decision-making and approval process.  The policies and procedures surrounding the review, approval or ratification of related party transactions are not in writing, nevertheless, such reviews, approvals and ratifications of related party transactions are documented in the minutes of the meetings of the Board of Directors and any such transactions are committed to writing between the related party and the Company in an executed engagement agreement.

PROPOSAL 2

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM CARDIOTECH INTERNATIONAL, INC. TO ADVANSOURCE BIOMATERIALS CORPORATION

On April 30, 2008, the Board of Directors of the Company unanimously approved an amendment to the Company’s Certificate of Incorporation to change the name of the Company from CardioTech International, Inc. to AdvanSource Biomaterials Corporation, the name of the Company’s wholly-owned subsidiary.  The Board of Directors believes that the name change would be in the best interests of the Company because the new name better reflects the long-term growth strategy of the Company.

Assuming the name change is approved, it will be effected by the filing of a Certificate of Amendment to the Charter with the Delaware Secretary of State and the simultaneous dissolution of the Company’s wholly-owned subsidiary.  If the name change is effected, all new share certificates issued by the Company will be printed with the new name.  Those stockholders who submit their certificates for exchange will receive new share certificates with the new corporate name.

The affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock is required for the approval of the amendment to the Company’s Charter to change the name of the Company to AdvanSource Biomaterials Corporation.  Abstentions and broker non-votes will each count as a vote AGAINST the amendment to the Company’s Charter.

Board Recommendation

The Board believes the approval of the amendment to the Company’s Charter is in the best interests of the Company and its stockholders and recommends a vote FOR such amendment.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, on the recommendation of its Audit Committee, has selected the firm of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the current year.  E&Y has served as the Company’s independent public accountants since its appointment in July 2002.

The affirmative vote of the holders of a majority of the votes cast by stockholders entitled to vote is required for the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.  Abstentions will be counted as a vote AGAINST the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009.  Broker non-votes will have no effect on the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Representatives of E&Y are expected to be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from the stockholders.

If the stockholders do not ratify the selection of E&Y as the Company’s independent registered public accounting firm, the selection of such firm will be reconsidered by the Audit Committee.  The Audit Committee reserves the right to change the independent public accountants for the current year if it determines that there is a valid reason to do so.  At this time, the Audit Committee does not know of any such reason.

Board Recommendation

Accordingly, the Board believes ratification of the selection of E&Y as CardioTech’s independent registered public accounting firm for the current year is in the best interests of CardioTech and its stockholders and recommends a vote FOR the proposal.

Independent Auditor Fees and Other Matters

The following is a summary of the fees billed to the Company by Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered for the fiscal years ended March 31, 2008 and 2007.  The Audit Committee considered and discussed with Ernst & Young LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company’s auditor.

Fee Category	Years Ended March 31,
(in thousands)	2008	2007
Audit fees	$245	$236
Audit-related fees	-	7
Tax fees	-	-
All other fees	-	-
Total fees	$245	$243

Audit Fees.  This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and other professional services provided in connection with regulatory filings.

Audit-Related Fees.  This category consists of fees billed for assurance and related services that related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees”.

Tax Fees.  This category consists of fees billed for professional services for tax compliance, tax advice and tax planning.  These services include assistance regarding federal and state tax compliance and acquisitions.

Pre-Approval Policies and Procedures.  The Audit Committee has the authority to approve all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm.  Generally, the Company may not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee (or a properly delegated subcommittee thereof).

All Other Fees.  This category consists of fees billed for professional services other than those fees described above.

Pre-Approval Policies and Procedures.  The Audit Committee has the authority to approve all audit and non-audit services that are to be performed by the Company’s independent auditors.  Generally, the Company may not engage its independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee (or a properly delegated subcommittee thereof).

OTHER MATTERS

The Board does not know of any other matters, which may come before the Annual Meeting.  However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the Company’s proxy materials for its 2009 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal offices of the Company no later than May ___, 2009.  The Company has received no stockholder nominations or proposals for the 2008 Annual Meeting.

Our bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the board of directors, including any proposal for the nomination for election as a director.  To be considered for such presentation at the annual meeting of the Company’s stockholders to be held on or about October 17, 2009, any such stockholder proposal must be received by us no earlier than July ___, 2009 and no later than August ___, 2009, and discretionary authority may be used if untimely submitted.

By Order of the Board of Directors,

/s/ Eric G. Walters

Eric G. Walters, Secretary

September ___, 2008

THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE BY COMPLETING AND SIGNING A PROXY CARD AND RETURNING IT PROMPTLY TO THE COMPANY; BY TELEPHONE AT 800-690-6903; OR BY INTERNET AT WWW.PROXYVOTE.COM, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.  STOCKHOLDERS WHO ATTEND THIS ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

CARDIOTECH INTERNATIONAL, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, OCTOBER 15, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARDIOTECH INTERNATIONAL, INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Michael F. Adams and Eric G. Walters, and each of them (with full power of substitution), as proxies to represent and vote, as designated herein, all shares of Common Stock of CardioTech International, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the office of the Company located at 229 Andover Street, Wilmington, MA 01887 on Wednesday, October 15, 2008, at 10:00 a.m. local time, and at any adjournment thereof.

In their discretion, the named proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is given, this proxy will be voted for all proposals.  Attendance of the undersigned at the Meeting or at any adjournment thereof will not revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Annual Meeting.  We urge you to promptly authorize the proxies named herein to cast your vote by:

•	Vote-by-Internet: Log on to the Internet and go to http://www.proxyvote.com.

•	Vote-by-Telephone: Call toll-free 1-800-690-6903.

•	Vote-by-Mail: Fill in, date, sign and mail this proxy card to the Company.

☒    PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

(1)	To elect the following one (1) nominee director as Class III Director of the Company (except as marked below) for the ensuing three (3) years:

Nominee:                      Jeremiah E. Dorsey

☐      FOR the nominee (except as marked below)                                                                                ☐           WITHHOLD authority to vote for nominee

(2)	To amend the Company’s Certificate of Incorporation to change the name of the Company to AdvanSource Biomaterials Corporation.

☐    FOR                                                           ☐    AGAINST                                                                ☐    ABSTAIN

(3)	To ratify the selection by the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009.

☐    FOR                                                          ☐    AGAINST                                                                ☐    ABSTAIN

NOTE:  Please sign your name exactly as it appears on your stock certificate(s), write the date and return this proxy as soon as possible.  If the stock is registered in more than one name, each joint owner should sign.  If signing as attorney, executor, trustee, administrator or guardian, please give full title as such.  Only authorized officers should sign for corporations.

Date:		Date:

	Signature		Signature